AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 7, 2001

                                                  REGISTRATION NO. 333-61332
-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                -----------

                            AMENDMENT NUMBER ONE TO
                                    FORM S-3
                             REGISTRATION STATEMENT

                                      UNDER

                         THE SECURITIES ACT OF 1933

                                -----------

                       DANIELSON HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE

       (State or Other Jurisdiction of Incorporation or Organization)

                                   95-6021257

                  (I.R.S. Employer Identification Number)

                           767 THIRD AVENUE, 5TH FLOOR

                          NEW YORK, NY 10017-2023
                               (212) 888-0347
            (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of Registrant's Principal Executive Offices)

                                -----------

                               DAVID M. BARSE
                      PRESIDENT AND CHIEF OPERATING OFFICER
                          DANIELSON HOLDING CORPORATION
                           767 THIRD AVENUE, 5TH FLOOR
                             NEW YORK, NY 10017-2023
                                 (212) 888-0347

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                           of Agent For Service)

                                 With a copy to:

     W. James Hall III, Esq.                 James G. Smith, Esq.
 General Counsel and Secretary           Koffler Rose & Chonoles, LLP
 Danielson Holding Corporation                437 Madison Avenue
      767 Third Avenue                      New York, New York 10022
  New York, New York 10017                       (212) 973-9100
        212-888-0347

                                -----------


Approximate date of commencement of proposed sale to public: As soon as practicable after effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or investment retirement plans, check the following box. [x]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

Title of each    Amount to       Proposed     Proposed maximum     Amount of
  class of     be registered     maximum         aggregate     registration fee
securities to                  offering price  offering price      aggregate
be registered                     per unit(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Common             819,700         $4.95          $4,057,515       $1,014.38
Stock, $.10
par value
--------------------------------------------------------------------------------


(1) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(c) based on the average of the high and low prices of Danielson Holding Corporation's common stock on the American Stock Exchange on May 18, 2001.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


This Amendment Number One to the Registration Statement on Form S-3 is to solely include the opinion of counsel as Exhibit 5.1.

                                     PART II

               INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

-------------------------------------------------------------
Exhibit Number                 Description

-------------------------------------------------------------
-------------------------------------------------------------
5.1                            Form of Opinion of Koffler
                               Rose & Chonoles LLP
-------------------------------------------------------------
-------------------------------------------------------------
23.1                           Consent of KPMG LLP*
-------------------------------------------------------------
-------------------------------------------------------------
23.2                           Consent of Koffler Rose &
                               Chonoles LLP
-------------------------------------------------------------
-------------------------------------------------------------
24.1                           Power of Attorney*

-------------------------------------------------------------
* Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of New York, State of New York, on June 7, 2001.

                                             DANIELSON HOLDING CORPORATION

                                             BY: /S/ MARTIN J. WHITMAN
                                             -----------------------------
                                             Martin J. Whitman
                                             Chief Executive Officer




        Name                             Title                     Date
        ----                             -----                     ----

            *                 Chief Executive Officer and       June 7, 2001
 ----------------------       Director
 (Martin J. Whitman)


            *                 Chairman of the Board and         June 7, 2001
 ----------------------       Director
 (Samuel Zell)


            *                 President and Chief               June 7, 2001
 -----------------------      Operating Officer
 (David M. Barse)


            *                 Chief Financial Officer           June 7, 2001
 -----------------------
 (Michael T. Carney)


            *                 Director                          June 7, 2001
 -----------------------
 (Joseph F. Porrino)


            *                 Director                          June 7, 2001
 -----------------------
 (Frank B. Ryan)


            *                 Director                          June 7, 2001
 -----------------------
 (Eugene M. Isenberg)


            *                 Director                          June 7, 2001
 -----------------------
 (Wallace O. Sellers)


            *                 Director                          June 7, 2001
 -----------------------
 (Stanley J. Gartska)


            *                 Director                          June 7, 2001
 -----------------------
 (William Pate)


*Executed pursuant to the Power of Attorney previously filed.

                                  EXHIBIT INDEX

-------------------------------------------------------------

Exhibit No.                    Description    Location

-------------------------------------------------------------
-------------------------------------------------------------

5.1                            Opinion of     Exhibit 5
                               Koffler Rose
                               & Chonoles LLP
-------------------------------------------------------------
-------------------------------------------------------------

23.1                           Consent of     Exhibit 23*
                               KPMG LLP

-------------------------------------------------------------
-------------------------------------------------------------

23.2                           Consent of     Contained
                               Koffler Rose   within
                               & Chonoles     Exhibit 5
                               LLP

-------------------------------------------------------------
-------------------------------------------------------------

24.1                           Power of       Included in
                               Attorney       the signature
                                              pages to the
                                              Registration
                                              Statement*

-------------------------------------------------------------

* Previously filed.